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Exhibit 10.6

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into effective August 28, 2001 by and between Caremark Rx, Inc., a Delaware corporation ("Caremark") and E. Mac Crawford ("Executive"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in that certain Employment Agreement by and between Caremark and Executive dated March 18, 1998, as amended August 6, 1998, December 1, 1998, and March 8, 2000 (the "Employment Agreement").

        WHEREAS, Caremark and Executive entered into the Employment Agreement on March 18, 1998 for a five-year term ending on March 18, 2003, subject to extension as provided therein; and

        WHEREAS, effective August 28, 2001 the Company agreed to extend the stated term of the Employment Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants and agreements contained in the Employment Agreement and this Amendment, the parties agree as follows:

        1.    Amendment of Section 2.    Section 2 is hereby deleted in its entirety, and the following substituted therefore:

        The term of employment provided for in this Agreement shall commence on March 18, 1998 (the "Commencement Date"), and shall remain in full force and effect until September 1, 2006. Such term shall be automatically extended for an additional year on each anniversary of the Commencement Date, unless written notice of non-extension is provided by Caremark to Executive at least 30 days prior to such anniversary.

        2.    No Other Amendment.    Except as expressly modified by this Amendment, all other terms and conditions of the Employment Agreement shall not be modified or amended and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Caremark Rx, Inc.

/s/ KIRK MCCONNELL Kirk McConnell Executive Vice President and Chief Administrative Officer	/s/ HARRIS DIAMOND Harris Diamond Director and Compensation Committee Chairman
/s/ E. MAC CRAWFORD E. Mac Crawford

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  Exhibit 10.6
FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT